EXHIBIT 99.3




                                CON-WAY INC.

                 PERFORMANCE SHARE PLAN UNIT GRANT AGREEMENT

THIS AGREEMENT, granted on the 29th day of January, 2007 ("Grant Date"), by Con-way Inc., a Delaware corporation (hereinafter called "Company") to [Name of Executive] (hereinafter called "Recipient").

                                 WITNESSETH:

WHEREAS, the Company has adopted the Con-way Inc. 2006 Equity and Incentive Plan (the "Plan"), which Plan is incorporated into this Agreement by reference;

WHEREAS, the Company encourages its executive officers to own securities of the Company and thereby align their interests more closely with the interests of the other stockholders of the Company, desires to motivate Recipient by providing Recipient with a direct interest in the Company's attainment of its financial goals, and desires to provide a financial incentive that will help attract and retain the most qualified executive officers; and

WHEREAS, the Company has determined that it would be to the advantage and interest of the Company and its stockholders to issue to Recipient the Performance Share Plan Units provided for in this Agreement as an incentive for increased efforts and successful achievements;

NOW, THEREFORE, the Company hereby grants to Recipient these Performance Share Plan Units upon the following terms and conditions:

1.   Defined  Terms.   Except as otherwise indicated herein, all  capitalized
     terms used in this Agreement without definition shall have the meanings given to such terms in the Plan.

2. Performance Share Plan Units. As of the date of this Agreement, the Company hereby grants Recipient ______ units pursuant to Section 13 of the Plan, each representing the right to receive one (1) share of the Company's Common Stock upon the Committee's certification of the achievement of the performance goals set forth in Section 3 (hereinafter called the "Performance Share Plan Units") or, if Recipient makes a deferral pursuant to Section 5, the end of the applicable deferral period. No cash payment is required for the Performance Share Plan Units, although Recipient is required to provide for applicable taxes as set forth in Section 6. The number of Performance Share Plan Units granted hereunder shall be adjusted from time to time for changes in capitalization, as provided in the Plan.


3.   Vesting;  Performance Goals.

     (a) The Performance Share Plan Units shall vest upon the achievement of the performance goals described in this Section 3, which are measured at the end of the three-year period commencing January 1, 2007 and ending December 31, 2009 ("Performance Period"), provided that Recipient has been an active full-time employee of the Company, a Subsidiary, or an Affiliate at all times during the period from the date of this Agreement through the end of the Performance Period.

     (b) The number of Performance Share Plan Units that shall vest shall be equal to fifty percent (50%) of the total number of Performance Share Plan Units granted to Recipient under this Agreement multiplied by (a) the percentage corresponding to the Company's actual level of achievement of Revenue Growth goals shown in Table 1 of Appendix A, which product shall be further multiplied by (b) the percentage corresponding to the Company's actual level of Profitability shown in Table 2 of Appendix A. The Committee shall have the authority to exercise "negative discretion" (as such term is used in Treasury Regulation section 1.162-27(e)(2)(iii)) in its sole discretion to reduce the level of achievement of such goals to take into account the effects of acquisitions or dispositions completed during the Performance Period. The definitions of "Revenue Growth" and "Profitability" are set forth on Appendix B attached hereto. The vesting percentages applicable to actual
          levels  of  achievement  of  Revenue  Growth  between   the  levels
          specified in Table 1 of Appendix A shall be determined by interpolation.

     (c) The achievement of the Revenue Growth and Profitability goals will be certified by the Committee within 75 days after the end of the Performance Period.

     (d) As soon as practicable after Committee certification, shares of Common Stock will be issued to Recipient, subject to satisfaction of tax withholding obligations and compliance with securities laws and other applicable laws. Any fractional Performance Share Unit that vests shall be settled in cash and shall not be converted into a fractional share of Common Stock. The determination of the Committee regarding the extent to which the Revenue Growth and Profitability goals have been achieved shall be based on the audited financial statements of the Company.

     (e) Notwithstanding the foregoing provisions of this Section 3, in the case of Recipient's death, termination of Recipient's employment with the Company, a Subsidiary or an Affiliate as a result of a Disability, or upon a "Change in Control" (as defined in the Plan) applicable to Recipient (whether or not Recipient remains an employee of the Company, a Subsidiary or Affiliate following such Change in Control), a pro rata portion of the Performance Share Plan Units shall vest. Such pro rata portion shall equal the number of Performance Share Plan Units that would have vested at the target levels (i.e., 100%) of Revenue Growth and Profitability, multiplied by a fraction, the numerator of which is the number of full months elapsing in the Performance Period prior to Recipient's death, Disability or a Change of Control, and the denominator of which is 36.

          As used herein, "Disability" means a substantial mental or physical disability, as determined by the Committee in its sole discretion.

     (f) For avoidance of doubt, except for settlement in cash of fractional Performance Share Plan Units as provided in Section 3(d) above, only shares of Common Stock shall be issuable upon the vesting of Performance Share Plan Units, not cash.

4. Forfeiture. All Performance Share Plan Units (if any) which have not vested shall be automatically, immediately and irrevocably forfeited if Recipient ceases to be an active full-time employee of the Company, a Subsidiary or an Affiliate for any reason other than as a result of an occurrence described in Section 3(e) above. For avoidance of doubt, all Performance Share Plan Units (if any) which have not vested shall be automatically, immediately and irrevocably forfeited if Recipient retires, whether prior to, at or after normal retirement age.

5. Election to Defer. Recipient may elect to defer receipt of Common Stock that otherwise would be issued upon vesting of the Performance Share Plan Units by submitting to the Committee or its designee such forms as the Committee shall prescribe for such purpose.

     (a) A deferral election must be made not later than a date specified by the Company, which shall not be later than the end of the second year of the Performance Period (i.e., December 31, 2008), and must specify the number of Performance Share Plan Units to which it relates.

     (b) Deferral elections shall be irrevocable, provided, however, that the Committee may allow Recipient, in its discretion, to further defer receipt of Common Stock beyond the date specified in the original deferral election, subject to such restrictions as the Committee shall determine.

     (c) If Recipient dies or incurs a Disability (provided that such Disability meets the requirements for a "disability' set forth in the regulations promulgated under Section 409A of the Internal Revenue Code) after vesting but prior to the payment of amounts deferred under this Section 5, then all such amounts shall be paid to Recipient or his or her designated beneficiary or estate as soon as practicable, notwithstanding Recipient's deferral election.


     (d) Any deferral made pursuant to this Section 5 is intended to comply with Section 409A of the Internal Revenue Code and regulations promulgated thereunder.

6.   Taxes.

     (a) Recipient agrees to make appropriate arrangements for the satisfaction of any federal, state or local income, employment or other tax withholding requirements (collectively, the "Taxes") applicable to the receipt or vesting of Performance Share Plan Units hereunder or the receipt of Common Stock issued pursuant to this Agreement.

     (b) The amount necessary to pay the Taxes may be delivered to the Company by any of the following means (in addition to the Company's right to withhold from any compensation or other amounts payable to Recipient by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable hereunder, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

7. Committee Decisions Conclusive. All decisions of the Committee upon any question arising under the Plan or under this Agreement shall be final and binding on all parties (except as otherwise resolved or settled pursuant to the claims procedures set forth in Section 15 of the Plan).

8. No Right to Continued Employment, etc. Nothing in this Agreement, the Performance Share Plan Units granted hereunder or any other agreement entered into pursuant hereto (a) shall confer upon Recipient the right to continue in the employ of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth herein or in any such other agreement or (b) interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate Recipient's employment.

9. No Rights as Stockholder Prior to Issuance; Securities Law Compliance. The Recipient shall not have any rights as a stockholder of the Company (including any rights to receive dividends or voting rights) by virtue of this grant of Performance Share Plan Units prior to the time that shares of the Company's Common Stock are issued in accordance with the terms of this Agreement and the Plan. No shares of Common Stock shall be issued upon the vesting of Performance Share Plan Units unless such shares are either (a) then registered under the Securities Act or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. The award of Performance Share Plan Units under this Agreement must also comply with other applicable laws and regulations, and shares of Common Stock will not be issued if the Company determines that such issuance would not be in material compliance with such laws and regulations.

10. Notice. Any notice or other paper required to be given or sent pursuant to the terms of this Agreement or the Plan shall be sufficiently given or served hereunder to any party when transmitted by registered or certified mail, postage prepaid, addressed to the party to be served as follows:

     Company:  Con-way Inc.
               2855 Campus Drive, Suite 300
               San Mateo, CA  94403
               Attn.:  Corporate Secretary

     Recipient:At  Recipient's  address  as  it  appears   under  Recipient's
               signature to this Agreement, or if different, the last address provided by Recipient to the Company.

11. Transferability. None of the Performance Share Plan Units or any beneficial interest therein may be transferred in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Recipient may designate a beneficiary for the shares of Common Stock that may be issuable upon the vesting of the Performance Share Plan Units, in the event of Recipient's death, by completing the Company's approved beneficiary designation form and filing such form with the Company's Human Resources Department. The terms of this Agreement shall be binding upon Recipient's executors, administrators, heirs, successors, and transferees.

12. Amendment; Modification. This Agreement may not be modified or amended, and any provision hereof may not be waived, in either case in any manner that has an adverse effect on the Recipient, except pursuant to a written agreement signed by the Company and Recipient. The Company may unilaterally modify or amend this Agreement so long as such modification or amendment does not have an adverse effect on the Recipient. Any such modification, amendment or waiver signed by, or binding upon, Recipient, shall be valid and binding upon any and all persons or entities who may, at any time, have or claim any rights under or pursuant to this Agreement.

13. Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

14. Successors. Except as otherwise expressly provided herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

15. Governing Law. The interpretation and enforcement of this Agreement shall be governed by the internal laws of the State of Delaware without regard to principles of conflicts of laws. Recipient hereby agrees to submit to the jurisdiction and venue of the courts of the State of California and Federal Courts of the United States of America located within the County of Santa Clara for all actions relating to the Performance Share Plan Units, the shares of Common Stock issued thereunder, this Agreement, or the Plan. Recipient further agrees that service may be made upon him or her in such action or proceeding by first class, certified or registered mail, to the last address provided to the Company.

16. Governing Plan Document. This award is subject to all the provisions of the Plan, which hereby are incorporated herein, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

17.  Counterparts.   This Agreement may be executed in counterparts,  all  of
     which taken together shall be deemed one original.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                               CON-WAY INC.

                               By:
                                    Jennifer W. Pileggi
                                    Sr VP General Counsel & Secretary
                                    2855 Campus Drive, Suite 300
                                    San Mateo, CA  94403


Acknowledgements: The undersigned Recipient acknowledges receipt of, and understands and agrees to, the terms and conditions of this Performance Share Plan Unit Grant Agreement and the Plan. Recipient further acknowledges that as of the Grant Date, this Performance Share Plan Unit Grant Agreement and the Plan set forth the entire understanding between Recipient and the Company regarding the acquisition of stock in the Company under the Plan and supersede all prior oral and written agreements on this subject.

                                    RECIPIENT

                                    By:_________________________
                                         Name
                                         [Address]
                                         [Address]